GOODWILL	6 Months Ended
Jun. 30, 2017
Goodwill [Abstract]
Goodwill Disclosure [Text Block]
NOTE 7 - Goodwill:

The changes in the carrying amount of goodwill for the period ended June 30, 2017 were as follows:
	Generics	Specialty	Other	Total

	(U.S. $ in millions)
Balance as of January 1, 2017	$32,863	$9,323	$2,223	$44,409
Changes during the period:
Goodwill impairment	(6,100)	-	-	(6,100)
Goodwill adjustments (1)	1,490	-	(560)	930
Goodwill disposed	(7)	(24)	-	(31)
Translation differences	713	92	22	827
Balance as of June 30, 2017	$28,959	$9,391	$1,685	$40,035

(1) Due to Actavis Generics and Rimsa measurement period adjustments. See note 3.

As a result of the acquisition of Actavis Generics, Teva conducted an analysis of its business segments, which led to a change to Teva's segment reporting and goodwill assignment in the fourth quarter of 2016. Teva reallocated goodwill to its adjusted reporting units using a relative fair value approach.

During the second quarter of 2017, Teva identified certain developments in the U.S. market, which negatively impacted Teva's outlook for its U.S. generics business. These developments included: (i) additional pricing pressure in the U.S. market as a result of customer consolidation into larger buying groups to extract further price reductions; (ii) accelerated FDA approval of additional generic versions of off-patent medicines, resulting in increased competition for these products; and (iii) delays in new launches of certain of Teva's generic products. These developments caused Teva to revisit its assumptions supporting the cash flow projections for its U.S. generics reporting unit, including: (i) expected price erosion and certain revenue growth assumptions; (ii) the associated operating profit margins; and (iii) the terminal growth rate of its U.S. generics reporting unit.

Teva determined the fair value of the reporting units using a weighting of fair values derived from the income approach. The income approach is a forward-looking approach to estimating fair value and utilizes the 2017 remaining year forecast, projections for growth off that base with an associated price erosion as well as terminal growth rate. Within the income approach, the method that was used is the discounted cash flow method. Teva started with a forecast of all the expected net cash flows associated with the reporting unit, which includes the application of a terminal value, and then applied a discount rate to arrive at a net present value amount. Cash flow projections are based on management’s estimates of revenue growth rates and operating margins, taking into consideration industry and market conditions. The discount rate used is based on the weighted-average cost of capital adjusted for the relevant risk associated with country-specific characteristics.

Based on the revised discounted cash flows analysis, Teva recorded a goodwill impairment charge of $6.1 billion related to its U.S. generics reporting unit in the second quarter of 2017. The remaining goodwill allocated to this reporting unit amounts to $15.5 billion as of June 30, 2017.

In determining the discounted cash flow of Teva's U.S. generics reporting unit, Teva used the following key assumptions: Teva expects revenue and operating profits to continue to decline in the next two years, as its ability to successfully launch new generic products is not expected to offset or exceed the price and volume erosion for its existing portfolio prior to 2020, following which time, in 2020 and 2021, Teva expects to return to moderate growth. Teva assumes a terminal growth rate of 2% for the coming years, in line with recent general outlook for U.S. generics. The resulting cash flow amounts were discounted at a rate of 6.8%, which Teva uses for most of its worldwide operations. If Teva holds all other assumptions constant, a reduction in the terminal value growth rate by 0.1% or an increase in discount rate by 0.1% would each result in an additional impairment of approximately $450 million.

Teva did not identify developments with respect to other reporting units in the second quarter of 2017 that would trigger a potential impairment of goodwill allocated to these reporting units. However, following the 2016 goodwill impairment, the carrying value of the Rimsa reporting unit equals its fair value. The remaining goodwill allocated to this reporting unit is approximately $1 billion as of June 30, 2017. See note 3 for further discussion. In addition, with regards to Teva's other activities, which are comprised of its distribution and medical device businesses, a hypothetical decrease in the fair value of approximately 6% could trigger a potential impairment of its goodwill.

For Teva’s other reporting units, the percentage difference between estimated fair value and estimated carrying value ranged between 34% for Teva's European generics reporting unit and 106% for the specialty reporting unit. In determining the fair value of Teva’s reporting units, it used a discounted cash flow analysis and applied the following key assumptions: expected revenue growth and operating profit margins including an estimate for price erosion and discount rate, among others. If any of these expectations were to vary materially from Teva’s assumptions, Teva could face impairment of goodwill allocated to these reporting units in the future.

For all of Teva’s business units a new Chief Executive Officer may make changes to any of the current strategies, which may affect the assumptions. Any change in key assumptions may potentially result in additional impairment charges on goodwill.